EXHIBIT 32

CERTIFICATION PURSUANT TO

18 U.S.C. SECTION 1350,

AS ADOPTED PURSUANT TO

SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Annual Report of In Touch Media Group, Inc. (the “Company”), on Form 10-KSB of the year ended December 31, 2005, as filed with the Securities and Exchange Commission on March 31, 2006 (the “Report”), I, Laura Betterly, the Chief Executive Officer, Chief Financial Officer and Principal Accounting Officer of the Company, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

1.          The Annual Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

2.          The information contained in the Annual Report fairly presents, in all materials respects, the financial condition and results of operations of the Company.

Date:	March 31, 2006.

                            /s/ Laura Betterly

Print Name:	Laura Betterly
Title:	Chief Executive Officer
Chief Financial Officer and

Principal Accounting Officer

MTC/ej/370329 v1 (Form 10-KSB)